PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account
Supplement dated September 15, 2023, to Prospectuses dated May 1, 2023, for
Prudential FlexGuard® Life IVUL Contracts
This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

The Contract form number for Contracts issued in Louisiana is IVUL-2023.

The table in APPENDIX B: State Availability Or Variations Of Certain Features And Riders is hereby deleted and replaced with the following.

State	Feature or Rider	Availability or Variation
CA	Premium Allocation And Limitations Transfers And Restrictions On Transfers
The sections Premium Allocation And Limitations and Transfers And Restrictions On Transfers are modified to include the following:

If you are age 60 or older at issue, unless you ask us otherwise, we will allocate all net premiums into the money market investment option until 30 days after you receive this Contract. At the end of that day (unless you ask us otherwise) we will re-allocate the amount in the money market investment option in accordance with your current premium allocation.

CA	Canceling the Contract (“Free-Look”)
The section Canceling the Contract is modified to include the following:

If you are age 60 or older at issue, you may return the Contract for a refund within 30 days after you receive it. Your refund amount will depend on whether or not you directed us to allocate your invested premium outside of the money market investment option during this period.

If you did not direct us to allocate net premiums outside of the money market investment option, you will receive a refund of all premium payments made and any charges deducted or fees paid, less any applicable federal and/or state income tax withholding.

If you did direct us to allocate net premiums outside of the money market investment option, you will receive a refund of the Contract Fund (which includes any investment results) plus the amount of any charges that have been deducted or fees paid, less any applicable federal and/or state income tax withholding.

A Contract returned according to this provision shall be deemed void from the beginning.

CA	BenefitAccess Rider
The following is added:

RIGHT TO CANCEL:
You may return the rider for a refund within 30 days after you receive it.

Written Consent:
You must provide the consent, in writing, of any assignee and irrevocable beneficiary(ies) on the Contract authorizing the acceleration of the Contract’s Death Benefit.

Conditions For Eligibility Of Benefit Payments are hereby deleted and replaced with the following:

Terminal Illness Option

You are eligible to receive an accelerated death benefit under the Terminal Illness Option when the following conditions have been met:

(a)The contract must be in force and the insured must be living;
(b)You must provide Written Certification by a Licensed Health Care Practitioner that the insured's life expectancy is 12 months or less.

Chronic Illness Option

You are eligible to receive an accelerated death benefit under the Chronic Illness Option when the following conditions have been met:

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(a)The Contract must be in force and the insured must be living;
(b)We must receive proof that a Licensed Health Care Practitioner has certified, in writing, that the insured is Chronically Ill and is not expected to recover during the insured's lifetime;
(c)We must receive authorization from the insured to obtain copies of any relevant medical records that we require;
(d)You must not have received a Benefit Payment under the Terminal Illness Option.

You may select your own Licensed Health Care Practitioner to certify that the insured is Chronically Ill. We will send you a form that your Licensed Health Care Practitioner must complete and return to us. The certification must occur on or after the Contract effective date. We reserve the right to verify that all of the conditions of eligibility have been satisfied and to determine if the insured is eligible for benefits.

An independent Licensed Health Care Practitioner shall certify that the insured is Chronically Ill. In order to be considered "independent", a Licensed Health Care Practitioner shall not be an employee of the insurer and shall not be compensated in any manner that is linked to the outcome of the certification. If the insured is not personally examined by a Licensed Health Care Practitioner and a determination is made that the insured is not Chronically Ill, we will notify you of the right to obtain a second assessment by a Licensed Health Care Practitioner, upon request, who shall personally examine the insured.

Approximately ninety days prior to the end of each Benefit Year, we will send you a request for Recertification, which must be completed and returned to us prior to the start of the next Benefit Year to satisfy us that the insured continues to be eligible for Benefit Payment. You will be notified if you continue to be eligible for Benefit Payments. If we do not receive Recertification prior to the end of the Benefit Year, any subsequent request will be treated as a new claim.

The following is added to Benefit Payments:

Terminal Illness Option

We reserve the right to set a minimum of no more than $50,000 on the amount of the Death Benefit you may exercise under this option.

Chronic Illness Option

You may choose to receive a single, lump-sum Benefit Payment. If you choose to accelerate the entire Death Benefit, the Contract and all other benefits on the life of the insured will end and any Rider for Level Term Insurance Benefit on Dependent Children will become paid up.

The single, lump-sum payment will equal the Death Benefit Amount multiplied by the discount factor, and will never be less than the Contract Fund less any Contract Debt. Generally, any amount received over the IRS limits will be taxable. If there is an outstanding loan at the time the single lump-sum payment is made, a portion of the Benefit Payment will be used to repay the loan.

The discount rate used to determine the present value will be based on the insured life expectancy at the time the payment is made and will not exceed the greater of (1) the current yield on 90-day federal treasury bills, or (2) the current maximum statutory adjustable contract loan interest rate.

The following is deleted from the Chronic Illness Option in Benefit Payments:

Generally, the Monthly Benefit Percent used to determine the Maximum Monthly Benefit Payment is 2%. At the time of application, you may be able to choose a Monthly Benefit Percent of 4% for the calculation of the Benefit Payment. The availability of the optional 4% Monthly Benefit Percent is limited to Contracts with Basic Insurance Amounts of $500,000 or less.

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The last paragraph under When Benefit Payments End is hereby deleted and replaced with the following:

If you request that we discontinue Benefit Payments, you will have the option to resume payments at a later date, if you meet all eligibility requirements and the Lifetime Benefit Amount has not been exhausted.

Item 8 for the Chronic Illness Option under Impact Of Rider Benefits On Contract And Riders is hereby deleted and replaced with the following:

(8)While you are receiving Benefit Payments, all monthly charges deducted from the Contract Fund will be waived. Monthly charges will be waived until you notify us to discontinue Benefit Payments, the insured fails to recertify, or this rider terminates. Once you have received 25 monthly Benefit Payments or the annual equivalent, all monthly charges for the Contract will be permanently waived as long as this rider is in effect. If you have an outstanding loan, interest on the loan will continue to be accrued.

The definition of Elimination Period in the GLOSSARY: Definitions Of Special Terms Used In This Prospectus is deleted.

The definition of Licensed Health Care Practitioner in the GLOSSARY: Definitions Of Special Terms Used In This Prospectus is replaced with the following:

A physician, registered nurse, licensed social worker, or other individual whom the United States Secretary of the Treasury may prescribe by regulation. May not be the insured, the Contract Owner, the insured’s or Contract Owner's (if different than insured) spouse or domestic partner and their children, stepchildren, brothers, sisters, and their respective spouses or domestic partners and children; parents or grandparents of either the insured or Contract Owner or the insured’s or Contract Owner's spouse or domestic partner and their children, stepchildren, brothers, sisters, and their respective spouses or domestic partners and children.

The definition of Per Diem Limitation is hereby added to the GLOSSARY: Definitions Of Special Terms Used In This Prospectus:

A maximum allowable amount declared annually by the IRS for Chronic Illness payments under section 7702B of the Internal Revenue Code.

The definition of Recertification in the GLOSSARY: Definitions Of Special Terms Used In This Prospectus is replaced with the following:

Written documentation completed by a Licensed Health Care Practitioner certifying that the insured continues to be Chronically Ill. Recertification must be received prior to the start of each Benefit Year following the initial Benefit Year in order for you to continue receiving benefit payments under the Chronic Illness Option of the BenefitAccess Rider.

The definition of Substantial Assistance in the GLOSSARY: Definitions Of Special Terms Used In This Prospectus is replaced with the following:

Hands-on assistance and standby assistance. Hands-on assistance means the physical assistance of another person without which the individual would be unable to perform the activity of daily living. Standby assistance means the presence of another person within arm’s reach of the individual that is necessary to prevent, by physical intervention, injury to the individual while the individual is performing the Activity of Daily Living (such as being ready to catch the individual if the individual falls while getting into or out of the bathtub or shower as part of bathing, or being ready to remove food from the individual’s throat if the individual chokes while eating).

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The definition of Substantial Supervision in the GLOSSARY: Definitions Of Special Terms Used In This Prospectus is replaced with the following:

Requiring continual supervision (which may include cuing by verbal prompting, gestures, or other demonstrations) by another person that is necessary to protect the severely cognitively impaired individual from threats to his or her health or safety (such as may result from wandering).

The definition of Terminally Ill in the GLOSSARY: Definitions Of Special Terms Used In This Prospectus is replaced with the following:

The insured has a medical condition that is reasonably expected to result in the insured’s death within 12 months or less.

The definition of Written Certification in the GLOSSARY: Definitions Of Special Terms Used In This Prospectus is replaced with the following:

Written documentation completed by a Licensed Health Care Practitioner certifying that the insured is Terminally Ill or Chronically Ill.

CA	Living Needs BenefitSM Rider (applicable to rider form number ORD 87241-2016 CA)
The Nursing Home Option is not available.

The description of the Living Needs BenefitSM Rider is modified to replace the Terminal Illness Option paragraph (second paragraph) with the following:
The Terminal Illness Option is available on the Living Needs BenefitSM Rider when a Licensed Physician certifies the insured as Terminally Ill with a life expectancy of 12 months or less. When that evidence is provided and confirmed by us, we will pay as a Living Needs BenefitSM an accelerated payment of the entire adjusted Death Benefit or a one-time payment of a partial amount.

CO	Canceling the Contract (“Free-Look”)	Generally, you may return the Contract for a refund within 15 days after you receive it.
CO	Suicide Exclusion
Generally, if the insured, whether sane or insane, dies by suicide within one year from the issue date or reinstatement date, the Contract will end and we will return the premiums paid since issue/reinstatement, less any Contract Debt, and less any withdrawals.

CT	Living Needs BenefitSM Rider
The Nursing Home Option is not available.

Only a partial acceleration of the Death Benefit is allowed. The maximum amount that may be accelerated is 75%.

Certification of Terminal Illness can be performed by a licensed physician or Advanced Practice Registered Nurse.

The following sentence is deleted:

“No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.”

The definition of Licensed Health Care Practitioner includes Advanced Practice Registered Nurse.

DC	Canceling the Contract (“Free-Look”)	Generally, you may return the Contract for a refund within 10 days after you receive it or within 45 days of the date the application was signed, whichever is later.
DC	Living Needs BenefitSM Rider	The Nursing Home Option is not available.
FL	Canceling the Contract (“Free-Look”)	Generally, you may return the Contract for a refund within 14 days after you receive it.
FL	BenefitAccess Rider	Fee for exercising the Terminal Illness Option is $100. The term Licensed Health Care Practitioner is replaced with Licensed Physician.
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FL	Key Information; Transfers And Restrictions On Transfers	The maximum amount that can be allocated to the Variable Investment Options from the Index Strategy Segments (only at maturity) is the greatest of: (a) 25% of the maturity value of each Index Strategy Segment; (b) $5,000; and (c) the amount allocated to the Variable Investment Options by the Segment of the same Index Strategy that matured one year prior (if applicable).
FL	Living Needs BenefitSM Rider	Fee for exercising the rider is $100. The Nursing Home Option is not available.
ID	Canceling the Contract (“Free-Look”)	Generally, you may return the Contract for a refund within 20 days after you receive it.
KY	Living Needs BenefitSM Rider
The Living Needs BenefitSM allows you to elect to receive an accelerated payment of all of the Contract's Death Benefit, adjusted to reflect current value. Partial acceleration of the Death Benefit is not allowed.

LA	Suicide Exclusion	The Suicide Exclusion subsection is replaced with the following:

If the insured, whether sane or insane, dies by suicide within two years from the issue date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.
MD	Canceling the Contract (“Free-Look”)	Generally, you may return the Contract for a refund within 10 days after you receive it or within 45 days of the date the application was signed, whichever is later.
MD	LAPSE AND REINSTATEMENT	In order to reinstate a lapsed Contract, any Contract Debt on the date of lapse must be restored or paid back. If the Contract Debt would exceed the loan value of the reinstated Contract, the excess amount must be repaid before reinstatement.
MI	Canceling the Contract (“Free-Look”)	Generally, you may return the Contract for a refund within 10 days after you receive it or within 45 days of the date the application was signed, whichever is later.
MI	Living Needs BenefitSM Rider	The Nursing Home Option is referred to as “Option A” and the Terminal Illness Option is referred to as “Option B.”
MN	Living Needs BenefitSM Rider	Unless converting from a Contract with an existing rider, the rider is not available for the first Contract Year for insureds 65 and older.
MO	Suicide Exclusion
Generally, if the insured, whether sane or insane, dies by suicide within one year from the issue date or reinstatement date, the Contract will end and we will return the premiums paid since issue/reinstatement, less any Contract Debt, and less any withdrawals.

NC	Canceling the Contract (“Free-Look”)	Generally, you may return the Contract for a refund within 10 days after you receive it or within 45 days of the date the application was signed, whichever is later.
ND	Canceling the Contract (“Free-Look”)	Generally, you may return the Contract for a refund within 20 days after you receive it.
ND	Suicide Exclusion
Generally, if the insured, whether sane or insane, dies by suicide within one year from the issue date or reinstatement date, the Contract will end and we will return the premiums paid since issue/reinstatement, less any Contract Debt, and less any withdrawals.

NM	Accidental Death Benefit Rider	A death resulting from injury must occur no more than 180 days after the injury.
OH	Living Needs BenefitSM Rider
The Living Needs BenefitSM allows you to elect to receive an accelerated payment of all of the Contract's Death Benefit, adjusted to reflect current value. Partial acceleration of the Death Benefit is not allowed.

PA	Accidental Death Benefit Rider	The following sentence is deleted: “A death resulting from injury must occur no more than 90 days after the injury.”
SC	Suicide Exclusion	The Suicide Exclusion subsection is replaced with the following:

If the insured, whether sane or insane, dies by suicide within two years from the issue date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.
UT	Accidental Death Benefit Rider	A death resulting from injury must occur no more than 180 days after the injury.
VT	LAPSE AND REINSTATEMENT	In order to reinstate a lapsed Contract, any Contract Debt on the date of lapse with interest to date must be restored or repaid. If the Contract Debt would exceed the loan value of the reinstated Contract, the excess amount must be repaid before reinstatement.
WA	Accidental Death Benefit Rider	A death resulting from injury must occur no more than one year after the injury.
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WA	Living Needs BenefitSM Rider	Not available.
WA	Suicide Exclusion	The Suicide Exclusion subsection is replaced with the following:

If the insured, whether sane or insane, dies by suicide within two years from the issue date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
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